Filed under Rule 497(e)

Registration No. 33-52742

SunAmerica Series Trust

SA MFS Total Return Portfolio

(the “Portfolio”)

Supplement dated November 3, 2026

to the Portfolio’s Statement of Additional Information (“SAI”)

dated May 1, 2026, as supplemented and amended to date

Effective December 31, 2026, in the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” in the subsection pertaining to Massachusetts Financial Services Company (“MFS”), the following information for Sheba Alexander is added:

Adviser/ Subadviser	Portfolio Managers	Other Accounts (As of November 3, 2026)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
MFS	Sheba Alexander	0	$0	0	$0	0	$0

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SASTSAI-SUP9 (11/26)